UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On February 16, 2022, KAR Auction Services, Inc. (“KAR” or the "Company") issued a press release announcing its financial results for the three and twelve months ended December 31, 2021. KAR will host an earnings conference call and webcast, Thursday, February 17, 2022 at 8:30 a.m., Eastern Time. The conference call may be accessed by calling 1-844-778-4145 and entering participant code 8091348 and the live webcast may be accessed at the investors section of www.karglobal.com. The call will be hosted by KAR's Chief Executive Officer, Peter Kelly and Executive Vice President and Chief Financial Officer, Eric Loughmiller. The call will feature a review of operating highlights and financial results for the three and twelve months ended December 31, 2021. The press release dated February 16, 2022 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.

On February 16, 2022, KAR also posted supplemental financial information for the three and twelve months ended December 31, 2021, and Earnings Slides for the three and twelve months ended December 31, 2021. The supplemental financial information and Earnings Slides can be located at the investors section of www.karglobal.com. The supplemental financial information and Earnings Slides posted on February 16, 2022 are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference in their entirety.

Item 9.01    Financial Statements and Exhibits.

    (d) Exhibits

        EXHIBIT NO.            DESCRIPTION OF EXHIBIT

99.1    Press release dated February 16, 2022 – “KAR Auction Services, Inc. Reports 2021 Financial Results”

99.2    KAR Auction Services, Inc. Q4 and YTD 2021 Supplemental Financial Information – February 16, 2022

99.3    KAR Auction Services, Inc. Q4 2021 & Annual Earnings Slides – February 16, 2022

104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:    February 16, 2022                KAR Auction Services, Inc.

                            /s/ Eric M. Loughmiller
                            Eric M. Loughmiller
Executive Vice President and Chief Financial Officer